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      MARTIN SMITH INC
    500 WATERMARK TOWER                                  OFFICE LEASE
     1109 FIRST AVENUE
   SEATTLE, WA 98101-2988                            215 COLUMBIA BUILDING
 TEL 682-3300 FAX 340-1283

        THIS LEASE is made this 20th day of March 1998 by and between PACIFIC NW TITLE BUILDING, INC., a WASHINGTON CORPORATION ("Landlord"), and AMAZON.COM, INC., a DELAWARE CORPORATION ("Tenant"), who agree as follows:

1. FUNDAMENTAL TERMS. As used in this Lease, the following capitalized terms shall have the following meanings:

     (a) "Land" means the land on which the Building is located, situated in the City of Seattle, County of King, State of Washington, which is described on Exhibit A.

     (b) "Building" means the building in which the Premises are located, commonly known as the 215 Columbia Building, the street address of which is 215 Columbia Street, Seattle, Washington 98104.

     (c) "Premises" means that certain space outlined in red in Exhibit B and located on the third and fourth floors of the Building designated as Suite 400.

     (d) "Agreed Areas" means the agreed amount of rentable square feet of space in the Building and the Premises. Landlord and Tenant stipulate and agree for all purposes under this Lease that the Building contains approximately 43,840 rentable square feet of space (the "Building Area") and that the Premises contain approximately 22,820 rentable square feet of space (the "Premises Area"). Landlord and Tenant further agree that the Building Area may exclude portions of the Building which are used for other than office purposes, such as areas used for retail purposes or for storage purposes.

     (e) "Tenant's Share" means the Premises Area divided by the Building Area, expressed as a percentage, which is fifty-two and five one-hundredths percent (52.05%).

          If a portion of the Building is damaged or condemned, or any other event occurs which alters the number of rentable square feet of space in the Premises or the Building, then Landlord shall adjust Tenant's Share to equal the number of rentable square feet of space then existing in the Premises (as altered by such event) divided by the number of rentable square feet of space then existing in the Building (as altered by such event).

     (f) "Commencement Date" means May 1, 1998, or such earlier date as provided in Section 4 hereof.

     (g) "Expiration Date" means May 31, 1999.

     (h) "Term" means the period of time commencing on the Commencement Date and ending on the Expiration Date, unless sooner terminated pursuant to this Lease.

     (i) "Minimum Monthly Rent" means Twenty-eight Thousand Five Hundred Twenty-five and 00/100ths Dollars ($28,525.00) per month during the Term of this
Lease:

     (j) "Permitted Use" means use for purposes of general business/ administrative offices for an internet-based bookseller.

     (k) "Base Year" means the calendar year 1998.

     (l) "Prepaid Rent" means Twenty-eight Thousand Five Hundred Twenty-five and 00/100ths Dollars ($28,525.00).

     (m) "Security Deposit" means Twenty-eight Thousand Five Hundred Twenty-five and no/100ths Dollars ($28,525.00).

     (n) "Landlord's Address for Notice" means 215 Columbia Building, c/o Martin Smith Inc, 1109 First Avenue, Suite 500, Seattle, Washington 98101-2988.

     (o) "Landlord's Address for Payment of Rent" means 215 Columbia Building, c/o Martin Smith Inc, 1109 First Avenue, Suite 500, Seattle, Washington 98101-2988.

     (p) "Tenant's Address for Notice" means Amazon.com, Inc., Attn: General Counsel, 1516 Second Avenue, Suite 400, Seattle, Washington 98104.

     (q) "Landlord's Agent" means Martin Smith Inc or such other agent as Landlord may appoint from time to time.


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     (r) "Broker(s)" means Martin Smith Inc representing the Landlord and
Washington Partners, Inc. representing the Tenant.

     (s) "Exhibits" means the following Exhibits to this Lease:

             Exhibit A - Legal Description of the Property
             Exhibit B - Outline Drawing of the Premises
             Exhibit C - Work Letter
             Exhibit D - Rules and Regulations

     (t) "Rider" means the following Rider which is attached hereto: Rider dated March 20, 1998 by and between PACIFIC NW TITLE BUILDING, INC., A WASHINGTON CORPORATION ("Landlord"), and AMAZON.COM, INC., A DELAWARE CORPORATION ("Tenant").

     (u) "Definitions" means the words and phrases defined in Section 42 captioned "Definitions".

2. PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term.

3. APPURTENANCES. Tenant, and its authorized representatives, shall have the right to use, in common with others and subject to the Rules and Regulations, the Common Areas of the Building. Landlord shall have the right, in Landlord's sole discretion, from time to time to (i) make changes to the Building interior and exterior and Common Areas, including without limitation, changes in the location, size, shape, number and appearance thereof, (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available, and (iii) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building. All of the windows and exterior walls of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electrical equipment or other utilities or Building facilities are reserved solely to Landlord and Landlord shall have rights of access through the Premises for the purpose of operating, maintaining and repairing the same, provided, however, that such changes shall not materially affect Tenant's access to, or use and occupancy of, the Premises.

4. TERM.

     (a) COMMENCEMENT DATE. This Lease shall become legally binding as of the earlier of the date Landlord and Tenant execute this Lease or the date Tenant enters onto the Premises or any portion thereof with Landlord's consent, and shall remain in full force and effect thereafter until the expiration of the Term, unless sooner terminated pursuant to this Lease. The Term shall commence on the Commencement Date and expire on the Expiration Date, unless sooner terminated pursuant to this Lease. The Commencement Date shall be the date specified in Section 1.

          (i) Notwithstanding anything to the contrary in this Section, Tenant shall have the right to enter onto the Premises at any time after full execution of this Lease by Landlord and Tenant solely for the purpose of installation of cabling, communications equipment, office equipment and office furniture. No Rent shall be due for such early access to the Premises.

          (ii) If Tenant shall occupy the Premises or any portion thereof for the Permitted Use prior to the Commencement Date specified in Section 1 then Tenant shall pay Minimum Monthly Rent for such occupancy from and after the date of such early occupancy. Landlord acknowledges that Tenant intends to occupy the third floor in the Premises for the operation of its business as soon as possible, and Tenant may so occupy the third floor prior to the Commencement Date.

     (b) TENANT TERMINATION RIGHTS. If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date as a result of causes beyond its reasonable control, Landlord shall not be liable for any damage caused by failing to deliver possession and this Lease shall not be void or voidable. Tenant shall not be liable for Rent until Landlord delivers possession of the Premises to Tenant. No delay in delivery of possession of the Premises to Tenant shall change the Expiration Date or operate to extend the Term. If Landlord does not deliver possession of the Premises to Tenant within thirty (30) days of the Commencement Date, then Tenant may elect to terminate this Lease by giving notice to Landlord within thirty (30) days following the end of such thirty (30) day period.

     (c) CONFIRMATION OF COMMENCEMENT DATE. When the Commencement Date as provided herein has been established as an earlier or later date than the Commencement Date specified in Section 1, Landlord shall confirm the Commencement Date by notice to Tenant.

5. MINIMUM MONTHLY RENT; LATE CHARGE.

     (a) MINIMUM MONTHLY RENT. Tenant shall pay to Landlord the Minimum Monthly Rent without deduction, offset, prior notice or demand, in advance on the first day of each month during the Term. Minimum Monthly Rent for any partial month shall be prorated at the rate of 1/30th of the Minimum Monthly Rent per day. Minimum Monthly Rent is exclusive of any sales, franchise, business or occupation or other tax based on rents (other than Landlord's general income taxes) and should such taxes apply during the Term, the Minimum Monthly Rent shall be increased by the amount of such taxes. All Rent shall be paid to Landlord at Landlord's Address for Payment of Rent or at such other address as Landlord may specify by notice to Tenant.

     (b) LATE CHARGE. Tenant acknowledges that the late payment by Tenant of any Rent will cause Landlord to incur administrative, collection, processing and accounting costs and expenses not contemplated under this Lease, the exact amount of which are extremely difficult or impracticable to fix. Therefore, if any

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Rent is not received by Landlord from Tenant by the fifth (5th) business day after such Rent is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of the amount of such Rent or Seventy-five and No/100th Dollars ($75.00), whichever is greater. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for its loss caused by Tenant's nonpayment. Should Tenant pay said late charge but fail to pay contemporaneously therewith all unpaid amounts of Rent, Landlord's acceptance of this late charge shall not constitute a waiver of Tenant's default with respect to Tenants nonpayment nor prevent Landlord from exercising all other rights and remedies available to Landlord under this Lease or under law.

6. PREPAID RENT AND SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the Prepaid Rent, as monthly rent for the first full month of the Term for which Rent is payable, and the Security Deposit, as a Security Deposit for the performance by Tenant of the provisions of this Lease. If Tenant is in default, Landlord may use the Security Deposit, or any portion of it, to cure the default, including without limitation, paying for the cost of any work necessary to restore the Premises, the Tenant improvements and any alterations to good condition or to compensate Landlord for all damage sustained by Landlord resulting from Tenant's default. Tenant shall within five (5) days of demand pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord as provided in this Section so as to maintain the Security Deposit in the sum initially deposited with Landlord. If Tenant is not in default as of the expiration or termination of the Term, including without limitation, in default in payment of the Rent for the last month of the Term, then Landlord shall return the Security Deposit, without interest, to Tenant within a reasonable period of time after the expiration or termination of the Term. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord may commingle the Security Deposit with Landlord's general and other funds.

7. REAL PROPERTY TAXES.

     (a) PAYMENT OF TENANT'S SHARE OF INCREASES IN REAL PROPERTY TAXES. Commencing January 1, 1999, Tenant shall pay to Landlord, as Additional Rent, monthly, in advance on the first day of each month during the Term, an amount equal to one-twelfth (1/12th) of Tenant's Share of all increases in Real Property Taxes that are or will be levied or assessed against the Property during each calendar year during the Term over and above the Real Property Taxes that are levied or assessed against the Property during the Base Year as reasonably estimated by Landlord. Such Additional Rent is exclusive of any sales, franchise, business or occupation or other tax based on rents and should such taxes apply during the Term, such Additional Rent shall be increased by the amount of such taxes. Within one hundred twenty (120) days after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement of the Real Property Taxes for the preceding calendar year and Tenant's Share of the increase in Real Property Taxes. If Tenant's Share of the increase in such Real Property Taxes for that calendar year over such Real Property Taxes for the Base Year exceeds the monthly payments made by Tenant, then Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of the statement. If Tenant's payments made during that calendar year exceed Tenant's Share of the increase in such Real Property Taxes for that calendar year over such Real Property Taxes for the Base Year, then, at Landlord's option, either Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant, or Tenant shall be entitled to offset the excess against the next installment(s) of Minimum Monthly Rent and Additional Rent, provided, however, that at the end of the Term Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant.

     (b) GENERAL AND SPECIAL ASSESSMENTS. With respect to any general or special assessments which may be levied against or upon the Property, or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment, and interest due thereon, shall be included in the computation of Real Property Taxes.

     (c) PRORATION. Tenant's Share of Real Property Taxes shall be prorated on the basis of a 360-day year to account for any fractional portion of a tax year included in the Term at its commencement and expiration.

     (d) NO EFFECT ON MINIMUM MONTHLY RENT. Notwithstanding anything to the contrary in this Section, the Minimum Monthly Rent payable by Tenant shall in no event be less than the Minimum Monthly Rent specified in Section 1.

8. PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all personal property taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. If possible, Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property of Tenant to be assessed and billed separately from the Property.

9. OPERATING COSTS.

     (a) PAYMENT OF TENANT'S SHARE OF INCREASES IN OPERATING COSTS. Commencing January 1, 1999, Tenant shall pay to Landlord, as Additional Rent, monthly, in advance on the first day of each month during the Term, an amount equal to one-twelfth (1/12th) of Tenant's Share of the increase in the Operating Costs of the Property for each calendar year during the Term over the Operating Costs for the Base Year as reasonably estimated by Landlord. Landlord shall reasonably estimate the Operating Costs for the Base Year and for each calendar year during the Term based on the Operating Costs that would have been incurred if the Building had been 95% occupied during the Base Year or each such calendar year, as the case may be, taking into account historical operating costs for the Building. Such Additional Rent is exclusive of any sales, franchise, business or occupation or other tax based on rents and should such taxes apply during the Term, such Additional Rent shall be increased by the amount of such taxes. Within one hundred twenty (120) days after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement of the Operating Costs for the preceding calendar year and Tenants Share of the increase in the Operating Costs. If Tenant's Share of the


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increase in the Operating Costs for that calendar year over the Operating Costs for the Base Year exceeds the monthly payments made by Tenant, then Tenant shall pay Landlord the deficiency within thirty (30) days after receipt of the statement. If Tenant's payments made during that calendar year exceed Tenant's Share of the increase in the Operating Costs for that calendar year over the Operating Costs for the Base Year, then, at Landlord's option, either Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant, or Tenant shall be entitled to offset the excess against the next installment(s) of Minimum Monthly Rent and Additional Rent, provided, however, that at the end of the Term Landlord shall pay Tenant the excess at the time Landlord furnishes the statement to Tenant.

     (b) PRORATION. Tenant's Share of Operating Costs shall be prorated on the basis of a 360 day year to account for any fractional portion of a year included in the Term at its commencement and expiration.

     (c) NO EFFECT ON MINIMUM MONTHLY RENT. Notwithstanding anything to the contrary in this Section, the Minimum Monthly Rent payable by Tenant shall in no event be less than the Minimum Monthly Rent specified in Section 1.

     (d) RIGHT TO EXAMINE LANDLORD'S BOOKS AND RECORDS. Tenant or its authorized representative shall have the right to examine Landlord's books and records relating to Operating Costs of the Property upon reasonable prior notice specifying such records Tenant desires to examine, during normal business hours at the place or places where such records are normally kept by sending such notice no later than ninety (90) days following the furnishing of the Landlord's statement of the Operating Costs for the preceding calendar year and Tenant's Share of the increase in the Operating Costs. Tenant may take exception to matters included in Operating Costs, or Landlord's computation of Tenant's Share, by sending notice specifying such exception and the reasons therefor to Landlord no later than thirty (30) days after Landlord makes such records available for examination. Landlord's statement of the Operating Costs for the preceding calendar year and Tenant's Share of the increase in the Operating Costs shall be considered final, except as to matters to which exception is taken after examination of Landlord's books and records relating to Operating Costs of the Property in the foregoing manner and within the foregoing times. Tenant acknowledges that Landlord's ability to budget and incur expenses depends on the finality of such statement, and accordingly agrees that time is of the essence of this Section. If Tenant takes exception to any matter contained in such statement as provided herein, Landlord shall refer the matter to an independent certified public accountant, whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant. Tenant shall promptly pay the cost of such certification unless such certification determines that Landlord's statement of the Operating Costs overstated the Operating Costs by more than five percent (5%). Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant's Share of Operating Costs in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved. If such certification determines that Landlord's statement of the Operating Costs overstated the Operating Costs, then Tenant shall receive a credit for Tenant's Share of the amount of such overstatement against payments of Rent next due.

10. USE. Tenant shall use the Premises for the Permitted Use and for no other use without Landlord's prior consent. Tenant agrees that it has determined to its satisfaction that the Premises can be used for the Permitted Use. Tenant waives any right to terminate this Lease if the Premises cannot be used for the Permitted Use during the Term unless the prohibition on use is the result of actions taken by Landlord. Tenant's use of the Premises shall be in accordance with the following:

     (a) INSURANCE. Tenant shall not do, bring, or keep anything in or about the Premises or the Property that will cause a cancellation of any insurance covering the Property. If the rate of any insurance carried by Landlord on the Property as published by the Washington Survey and Rating Bureau, or any successor rating bureau or agency, is increased as a result of Tenant's use, then Tenant shall pay to Landlord not less than ten (10) days before the date Landlord is obligated to pay a premium on the Insurance, a sum equal to the difference between the original premium and the Increased premium.

     (b) COMPLIANCE WITH LAWS. Tenant shall comply with all Laws concerning the Premises and Tenant's use of the Premises. Landlord shall comply with all Laws concerning the Building and the Building common areas and the operation and maintenance thereof.

     (c) WASTE, NUISANCE AND IMPROPER USE. Tenant shall not use the Premises in any manner that will constitute waste, nuisance or unreasonable annoyance to other tenants in the Building, including without limitation, (i) the use of loudspeakers or sound or light apparatus that can be heard or seen outside the Premises, (ii) for cooking or other activities that cause odors that can be detected outside the Premises, or (iii) for lodging or sleeping rooms.

     (d) DAMAGE TO PROPERTY. Tenant shall not do anything in, on or about the Premises that will cause damage to the Property.

     (e) RULES AND REGULATIONS. Tenant and its authorized representatives shall comply with the Rules and Regulations set forth on Exhibit D attached hereto. Landlord shall have the right to amend, on thirty (30) days advance written notice, the Rules and Regulations from time to time. In the event of a conflict between this Lease and the Rules and Regulations, as amended, this Lease shall control. Landlord shall have the right to enforce the Rules and Regulations. Landlord shall have no liability or responsibility whatsoever with respect to the noncompliance by other tenants or their authorized representatives with any of such Rules and Regulations.

11. HAZARDOUS SUBSTANCES. Tenant shall not dispose of or otherwise allow the release of any Hazardous Substances in, on or under the Premises, or the Property, or in any tenant improvements or alterations placed on the Premises by Tenant. Tenant represents and warrants to Landlord that Tenant's intended use of the


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Premises does not involve the use, production, disposal or bringing on to the
Premises of any Hazardous Substances, except for products normally used in general business offices which constitute Hazardous Substances, provided that such products are used, stored and disposed of in accordance with applicable laws and manufacturers and supplier's guidelines. Tenant shall promptly comply with all laws and with all orders, decrees or judgments of governmental authorities or courts having jurisdiction, relating to the use, collection, treatment, disposal, storage, control, removal or cleanup of Hazardous Substances, on or under the Premises or the Property, or incorporated in any tenant Improvements or alterations, at Tenant's expense.

     (a) COMPLIANCE; NOTIFICATION. After notice to Tenant and a reasonable opportunity for Tenant to effect such compliance, Landlord may, but is not obligated to, enter upon the Premises and take such actions and incur such costs and expenses to effect such compliance as it deems advisable to protect its interest in the Premises and the Property, provided, however that Landlord shall not be obligated to give Tenant notice and an opportunity to effect such compliance if (i) such delay might result in material adverse harm to the Premises, or the Property, or (ii) an emergency exists. Tenant shall reimburse Landlord for the full amount of all costs and expenses incurred by Landlord in connection with such compliance activities, and such obligation shall continue even after expiration or termination of the Term. Tenant shall notify Landlord immediately of any release of any Hazardous Substances on the Premises or the Property.

     (b) INDEMNITY BY TENANT. Tenant agrees to hold Landlord harmless from and against any and all damages, charges, cleanup costs, remedial actions, costs and expenses, which may be imposed on, incurred or paid by, or asserted against Landlord, the Premises or the Property by reason of, or in connection with (1) any misrepresentation, breach of warranty or other default by Tenant under this Lease, or (2) the acts or omissions of Tenant, its authorized representatives, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any Hazardous Substances on the Premises or the Property.

     (c) INDEMNITY BY LANDLORD. Landlord agrees to hold Tenant harmless from and against any and all damages, charges, cleanup costs, remedial actions, costs and expenses, which may be imposed on, incurred or paid by, or asserted against Tenant, the Premises or the Property by reason of, or in connection with (i) any misrepresentation, breach of warranty or other default by Landlord under this Lease or (ii) the acts or omissions of Landlord, its authorized representatives, or any other person for whom Landlord would otherwise be liable, resulting in the release of any Hazardous Substances on the Premises or the Property.

     (d) ACKNOWLEDGMENT AS TO HAZARDOUS SUBSTANCES. Tenant acknowledges that the Premises may contain Hazardous Substances, and Tenant accepts the Premises and the Building notwithstanding such Hazardous Substances. Landlord represents to Tenant that, to the best of Landlord's knowledge without independent investigation or inquiry, as of the date of execution of this Lease; (i) there has been no release in the Premises or the Building of any Hazardous Substances in violation of any applicable Laws, and (ii) the Premises and the Building contain no asbestos-containing materials. The term "Landlord's knowledge" means and includes only the actual knowledge of Landlord, without giving effect to any principles of imputed or constructive knowledge and without any duty of inquiry. If Landlord is required by any law to take any action to remove or abate any Hazardous Substances, or if Landlord deems it necessary to conduct special maintenance or testing procedures with regard to any Hazardous Substances, or to remove or abate any Hazardous Substances, Landlord may take such action or conduct such procedures at times and in a manner that Landlord deems appropriate under the circumstances, and Tenant shall permit the same.

     (e) SURVIVAL. The provisions of this Section shall survive the expiration or sooner termination of the Term. No subsequent modification or termination of this Lease by agreement of the parties or otherwise shall be construed to waive or to modify any provisions of this Section unless the termination or modification agreement or other document expressly so states in writing.

12. LANDLORD'S MAINTENANCE; INCLUSION IN OPERATING COSTS.

     (a) LANDLORD'S MAINTENANCE. Except as provided in Section 13 captioned "Tenant's Maintenance; Remedies", Section 23 captioned "Destruction" and Section 24 captioned "Condemnation" and except for damage caused by any negligent or intentional act or omission of Tenant or its authorized representatives, Landlord shall maintain in good condition and repair the following:(i) the structural parts of the Building, which structural parts include only the foundations, bearing and exterior walls (excluding glass and doors), subflooring and roof, (ii) the building standard lighting fixtures, window coverings and ceiling tiles and the unexposed electrical, plumbing and sewage systems, including without limitation, those portions lying outside the Premises, (iii) the heating, ventilating and air-conditioning system, if any, servicing the Building, (iv) the lobbies, corridors, elevators, public or common restrooms and other common areas of the Building, and (v) the sidewalks, grounds, landscaping, parking and loading areas, if any, and other common areas of the Property.

     (b) INCLUSION IN OPERATING COSTS. The cost of maintaining, repairing, replacing or servicing the portions of the Building that Landlord is required to maintain pursuant to this Section shall be included in Operating Costs to the extent provided in Section 9 captioned "Operating Costs".

13. TENANT'S MAINTENANCE; REMEDIES.

     (a) TENANT'S MAINTENANCE. Except as provided in Section 12 captioned "Landlord's Maintenance; Inclusion in Operating Costs", Section 23 captioned "Destruction" and Section 24 captioned "Condemnation" and except for damage caused by any negligent or intentional act or omission of Landlord or its authorized representatives, Tenant, at its cost, shall maintain in good condition and repair the Premises (ordinary wear and tear excepted), including without limitation, all of the Tenant Improvements (except for latent defects), Tenant's alterations, Tenant's trade fixtures, Tenant's personal property, signs, walls, interior partitions, wall coverings, windows, non-building standard window coverings, glass, doors, carpeting and resilient flooring,


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non-building standard ceiling tiles, plumbing fixtures and non-building standard lighting fixtures. Tenant shall be liable for any damage to the Premises and the Building resulting from the acts or omissions of Tenant or its authorized representatives.

     (b) LANDLORD'S REMEDIES. If Tenant fails to maintain the Premises in good condition and repair as required by Subsection 13(a) and if such failure is not cured within thirty (30) days after notice of such failure is given by Landlord to Tenant, then Landlord may, at its option, cause the Premises to be maintained in good condition and repair and Tenant shall promptly reimburse Landlord for all costs incurred by Landlord in performance of Tenant's obligation to maintain the Premises.

14. TENANT IMPROVEMENTS AND ALTERATIONS; TRADE FIXTURES.

     (a) TENANT IMPROVEMENTS AND ALTERATIONS. Tenant accepts the Premises in "AS IS" condition without any obligations for the performance of improvements or other work by Landlord. Tenant shall not make any improvements or alterations (other than cabling) to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. If Tenant desires to make any improvements or alterations to the Premises and obtains Landlord's consent as described herein, Tenant shall pay for such improvements and alterations as described in the Work Letter attached hereto as Exhibit C. If Tenant's improvements and alterations coincide with Landlord's long-term plans for the building, Landlord may, in Landlord's sole discretion, pay for all or a portion of such improvements and alterations made to the Premises. Tenant shall not make any other improvements or alterations to the Premises without Landlord's prior consent. Any improvements and alterations made by either party shall remain on and be surrendered with the Premises on expiration or termination of the Term, except that Landlord can elect, at the time Landlord gives it consent, to require Tenant to remove any improvements and alterations that Tenant has made to the Premises. If Landlord so elects, Tenant, at its cost, shall restore the Premises to the condition designated by Landlord in its election, before the last day of the Term. Any improvements and alterations that remain on the Premises on expiration or termination of the Term shall automatically become the property of Landlord and title to such improvements and alterations shall automatically pass to Landlord at such time without any payment therefor by Landlord to Tenant. If Tenant or its authorized representatives make any improvements or alterations to the Premises as provided in this Section, then such improvements and alterations (i) shall be made in a first class manner in conformity with then building standard improvements, (ii) shall be made utilizing then building standard materials, (iii) shall be made in compliance with the Rules and Regulations and the reasonable directions of Landlord, (iv) shall be made pursuant to a valid building permit to be obtained by Tenant, at its cost, (v) shall be made in conformity with then applicable Laws, including without limitation, building codes, and (vi) shall not be commenced until five
(5) days after Landlord has received notice from Tenant stating the date the installation of such improvements and alterations is to commence so that Landlord can post and record an appropriate notice of nonresponsibility.

     (b) TRADE FIXTURES. Tenant may install any trade fixtures in or on the Premises with Landlord's prior consent, which shall not be unreasonably withheld.

15. MECHANICS' LIENS. Tenant shall pay, or cause to be paid, all costs of labor, services and/or materials supplied in connection with any Work. Tenant shall keep the Property free and clear of all mechanics' liens and other liens resulting from any Work. Prior to the commencement of any Work or the supply or furnishing of any labor, services and/or materials in connection with any Work, Tenant shall provide Landlord with a labor and material payment bond in an amount equal to one hundred percent (100%) of the aggregate price of all contracts therefor, with release of the bond conditioned on Tenant's payment in full of all claims of lien claimants for such labor, services and/or materials supplied in the prosecution of the Work. Said payment bond shall name Landlord as a primary obligee, shall be given by a surety which is satisfactory to Landlord, and shall be in such form as Landlord shall approve in its sole discretion. Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by Landlord, it procures and records a lien release bond issued by a responsible corporate surety in an amount sufficient to satisfy statutory requirements therefor in the State of Washington. Tenant shall promptly pay or cause to be paid all sums awarded to the claimant on its suit, and, in any event, before any execution is issued with respect to any judgment obtained by the claimant in its suit or before such judgment becomes a lien on the Premises, whichever is earlier. If Tenant shall be in default under this Section, by failing to provide security for or satisfaction of any mechanic's or other liens, then Landlord may (but shall not be obligated to), in addition to any other rights or remedies it may have, discharge said lien by (i) paying the claimant an amount sufficient to settle and discharge the claim, (ii) procuring and recording a lien release bond, or
(iii) taking such other action as Landlord shall deem necessary or advisable, and, in any such event, Tenant shall pay as Additional Rent, on Landlord's demand, all costs (including reasonable attorney fees) incurred by Landlord in settling and discharging such lien together with interest thereon in accordance with Section 39 captioned "Interest on Unpaid Rent" from the date of Landlord's payment of said costs. Landlord's payment of such costs shall not waive any default of Tenant under this Section.

16. UTILITIES AND SERVICES.

     (a) UTILITIES AND SERVICES FURNISHED BY LANDLORD. Landlord shall furnish the Premises with:

          (i) Electricity for lighting and power suitable for the use of the Premises for ordinary general office purposes; provided, however, that Tenant shall not at any time have a connected electrical load for lighting purposes in excess of the wattage per square foot of Premises Area required for building standard amounts of lighting, or a connected load for all other power requirements in excess of four (4) watts per square foot of Premises Area as determined by Landlord, and the electricity so provided for lighting and power shall not exceed such limits, subject to any lower limits set by any governmental authority with respect thereto;


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


          (ii) Subject to the reasonable limitations of the existing building systems, heating, ventilating and air-conditioning to maintain a temperature range in the Premises which is customary for similar office space in the Seattle, Washington area (but in compliance with any applicable governmental regulations with respect thereto). Tenant agrees to keep closed, when necessary, blinds, draperies and windows which must be closed to provide for the efficient operation of the heating and air conditioning systems, if any, and Tenant agrees to cooperate with Landlord and to abide by the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air-conditioning system, if any. If Tenant requires heating, ventilating and air-conditioning to the Premises other than during normal business hours from 7:00 A.M. to 6:00 P.M. Mondays through Fridays and from the hours of 9:00 A.M. to 1:00 P.M. on Saturdays, except other than the stated Saturday hours, Sundays and those legal holidays generally observed in the State of Washington, Landlord shall, upon Tenant's request made not less than 24 hours before the time Tenant requires the after hour service, and not later than Noon on the Friday before any Saturday or Sunday on which Tenant requires such service, and not later than Noon of the day before any holiday on which Tenant requires such service (except as otherwise provided in the Rules and Regulations), furnish such heating, ventilating and air-conditioning. If Tenant receives such services, then Tenant shall pay, upon demand, an amount equal to Tenant's proportionate share of the actual direct cost to Landlord in providing the heating, ventilating and air-conditioning outside of normal business hours;

          (iii) Water for restroom and drinking purposes and access to restroom facilities;

          (iv) Elevator service for general office pedestrian usage if the Building is serviced by elevators;

          (v) Relamping of building-standard light fixtures;

          (vi) Washing of interior and exterior surfaces of exterior windows with reasonable frequency; and

          (vii) Janitorial service five (5) times per week, except holidays.

     (b) PAYMENT FOR EXCESS UTILITIES AND SERVICES. All services and utilities for the Premises not required to be furnished by Landlord pursuant to Section 16(a) shall be paid for by Tenant. If Tenant requires, on a regular basis, water, heat, air conditioning, electric current, elevator or janitorial service in excess of that provided for in Section 16(a), then Tenant shall first obtain the consent of Landlord which consent shall not be unreasonably withheld. If Landlord consents to such excess use, Landlord may install an electric current or water meter (including, without limitation, any additional wiring, conduit or panel required therefor) to measure the excess electric current or water consumed by Tenant or may cause the excess usage to be measured by other reasonable methods (e.g. by temporary "check" meters or by survey). Tenant shall pay to Landlord upon demand (i) the cost of any and all water, heat, air conditioning, electric current, janitorial, elevator or other services or utilities required to be furnished to Tenant in excess of the services and utilities required to be furnished by Landlord as provided in Section 16(a);
(ii) the cost of installation, maintenance and repair of any meter installed in the Premises; (iii) the cost of all electricity and water consumed by Tenant in connection with any dedicated heating, ventilating and/or air-conditioning, computer power and/or air-conditioning, telecommunications or other special systems of Tenant, including any power usage other than through existing standard 110-volt AC outlets; and (iv) any cost incurred by Landlord in keeping account of or determining such excess utilities or services furnished to Tenant. Landlord's failure to bill Tenant for any such excess utilities or services shall not waive Landlord's right to bill Tenant for the excess at a later time.

     (c) TEMPERATURE BALANCE. Landlord makes no representation to Tenant regarding the adequacy or fitness of the heating, ventilating and air-conditioning systems, if any, in the Building to maintain temperatures that may be required for, or because of, any of Tenant's equipment which uses other than the fractional horsepower normally required for office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith. If the temperature otherwise maintained in any portion of the Premises by the heating, air-conditioning or ventilation system is affected as a result of (i) any lights, machines or equipment (including without limitation electronic data processing machines) used by Tenant in the Premises,
(ii) the occupancy of the Premises by more than one person per two hundred (200) square feet of rentable area therein, (iii) an electrical load for lighting or power in excess of the limits per square foot of rentable area of the Premises specified in Section 16(a), or (iv) any rearrangement of partitioning or other improvements, Landlord may install any equipment, or modify any existing equipment (including the standard air-conditioning equipment) Landlord deems necessary to restore the temperature balance. The cost of any such equipment, including without limitation, the cost of design and installation thereof, and the cost of operating, metering, maintaining or repairing the same, shall be paid by Tenant to Landlord upon demand. Tenant shall not install or operate window-mounted heating or air-conditioning units.

     (d) SPECIAL ELECTRICAL OR WATER CONNECTIONS; ELECTRICITY USE. Tenant will not, without the prior consent of Landlord, which shall not be unreasonably withheld, connect or use any apparatus or device in the Premises (i) using current in excess of 110 volts or (ii) which will cause the amount of electricity, water, heating, air-conditioning or ventilation furnished to the Premises to exceed the amount required for use of the Premises for ordinary general office purposes during normal business hours or (iii) which would cause Tenant's connected load to exceed any limits established in Section 16(a). Tenant shall not connect with electric current except through existing outlets in the Premises and shall not connect with water pipes except through existing plumbing fixtures in the Premises. In no event shall Tenant's use of electricity exceed the capacity of existing feeders to the Building or the risers or wiring installation, and Landlord may prohibit the use of any electrical equipment which in Landlord's opinion will overload such wiring or interfere with the use thereof by other tenants in the Building. If Landlord consents to the use of equipment requiring such changes, Tenant shall pay the cost of installing any additional risers, panels or other facilities that may be necessary to furnish energy to the Premises.

      Landlord will not permit additional coring of the floor of the Premises in order to install new electric outlets in the Premises unless Tenant furnishes Landlord with X-ray scans of the floor area where the Tenant wishes to place additional electrical outlets and Landlord, in its absolute discretion, is satisfied, on the basis of such X-ray scans and other information obtained by Landlord, that coring of the floor in order to install such additional outlets will not weaken the structure of the floor.

     (e) LANDLORD'S DUTIES. Landlord shall not be in default under this Lease or liable for any damages resulting from, or incidental to, any of the following, nor shall any of the following be an actual or constructive eviction of Tenant, nor shall the Rent be abated by reason of: (i) failure to furnish or delay in furnishing any of the services described in this Section when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord, including the making of necessary repairs or improvements to the Premises or to the Building, (ii) any electrical surges or spikes, or (iii) failure to make any repair or to perform any maintenance, unless such failure shall persist for an unreasonable time after notice of the need for such repair or maintenance is given to Landlord by Tenant. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services.

     (f) GOVERNMENTAL REGULATIONS. Any other provisions of this Section notwithstanding, if any governmental authority or utility supplier imposes any laws, controls, conditions, or other restrictions upon Landlord, Tenant, or the Building, relating to the use or conservation of energy or utilities, mandated changes in temperatures to be maintained in the Premises or the Building or the reduction of automobile or other emissions (collectively, the "Controls"), or in the event Landlord is required or elects to make alterations to the Building in order to comply with the Controls, Landlord may, in its reasonable discretion, comply and may require Tenant to comply with the Controls or make such alterations to the Building in order to comply with the Controls. Such compliance and the making of such alterations shall not constitute an actual or constructive eviction of Tenant, impose on Landlord any liability whatsoever, or entitle Tenant to any abatement of Rent.

17. INDEMNITY.

     (a) GENERALLY. Tenant shall hold Landlord harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on or about the Premises or the Property resulting from the acts or omissions of Tenant or its authorized representatives. Landlord shall hold Tenant harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on or about the Premises or the Property resulting from the acts or omissions of Landlord or its authorized representatives. A party's obligation under this Section to indemnity and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

     (b) CONCURRENT NEGLIGENCE OF LANDLORD AND TENANT. Notwithstanding Section 17(a) above, in the event of concurrent negligence of Tenant, or its authorized representatives, on the one hand, and that of Landlord, or its authorized representatives, on the other hand, which concurrent negligence results in damage to any persons or property occurring in, on or about the Premises or the Property, either party's obligation to indemnify the other party as set forth in
Section 17(a) shall be limited to the extent of the negligence of the indemnifying party, or its authorized representatives, including the indemnifying party's proportional share of costs and attorneys' fees incurred in connection with any claims, actions or proceedings brought with respect to such damage.

     (c) WAIVER OF WORKER'S COMPENSATION IMMUNITY. The indemnification obligations contained in this Section shall not be limited by any worker's compensation, benefit or disability laws, and each indemnifying party hereby waives (solely for the benefit of the indemnified party) any immunity that said indemnifying party may have under the Industrial Insurance Act, Title 51 RCW and similar worker's compensation, benefit or disability laws.

     (d) PROVISIONS SPECIFICALLY NEGOTIATED. LANDLORD AND TENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS LEASE THAT EACH OF THE INDEMNIFICATION PROVISIONS OF THIS LEASE (SPECIFICALLY INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WORKER'S COMPENSATION BENEFITS AND LAWS) WERE SPECIFICALLY NEGOTIATED AND AGREED TO BY LANDLORD AND TENANT.

18. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord and Landlord's Agent shall not be liable for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its authorized representatives, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures of the same, whether the said damage or injury resulting from conditions arising upon the Premises or upon other portions of the Building or the Property unless such injury or damage is caused by the negligence or willful misconduct of Landlord or its authorized representatives.

19. COMMERCIAL GENERAL LIABILITY AND PROPERTY DAMAGE INSURANCE. Tenant, at its cost, shall maintain commercial general liability insurance (including contractual liability and products and completed operations liability) with liability limits of not less than $1,000,000 per occurrence and $2,000,000 annual aggregate, insuring against all liability of Tenant and its authorized representatives arising out of or in connection with Tenant's use and occupancy of the Premises and property damage insurance with liability limits of not less than $500,000. All such commercial general liability and property damage insurance shall insure performance by Tenant of the indemnity provisions of
Section 17 captioned "Indemnity". Landlord and Landlord's Agent shall be additional named insureds on such insurance policy.

20. TENANT'S FIRE INSURANCE. Tenant, at its cost, shall maintain on all of Tenant's Alterations, Trade Fixtures and Personal Property in, on or about the Premises, a policy of standard All Risk fire insurance, in an amount equal to at least their full replacement cost. The proceeds of any such policy shall be used by Tenant for the restoration of Tenant's Alterations and Trade Fixtures and the replacement of its Personal Property. Any portion of such proceeds not used for such restoration shall belong to Tenant.

21. WAIVER OF SUBROGATION. Landlord and Tenant release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and the Building and to Tenant's Alterations, Trade Fixtures and Personal Property that are caused by or result from risks insured against under any insurance policies carried by the parties, in force at the time of any such damage and collectible. Landlord and Tenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any insurance policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease.

22. OTHER INSURANCE MATTERS. All insurance required to be carried by Tenant under this Lease shall: (i) be issued by insurance companies authorized to do business in the State of Washington with a rating of A/VI or better as rated in the most recent edition of Best's Insurance Reports; (ii) be issued as a primary policy, and (iii) contain an endorsement requiring thirty (30) days' prior written notice from the insurance company to both parties, to Landlord's Agent, and, if requested by Landlord, to Landlord's lender, before cancellation or change in the coverage, scope, or amount of any policy. Each policy or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with Landlord on or before the Commencement Date, and on renewal of the policy not less than ten (10) days before expiration of the term of the policy.

23. DESTRUCTION.

     (a) INSURED DAMAGE. If during the Term the Premises or the Building are partially or totally destroyed by any casualty that is covered by any insurance carried by Landlord covering the Building, rendering the Premises partially or totally inaccessible or unusable, Landlord shall restore the Premises or the Building to substantially the same condition as they were in immediately before such destruction, if (i) the insurance proceeds available to Landlord equal or exceed the cost of such restoration, (ii) in the opinion of a registered architect or engineer appointed by Landlord such restoration can be completed within one hundred eighty (180) days after the date of destruction, and (iii) such restoration is permitted under then existing laws to be done in such a manner as to return the Premises, or the Building, as the case may be, to substantially the same condition as they were in immediately before such destruction. To the extent that the insurance proceeds must be paid to a mortgagee under, or must be applied to reduce any debt secured by, a mortgage covering the Property, the insurance proceeds shall be deemed not to be available to Landlord unless such mortgagee permits Landlord to use the insurance proceeds for such restoration. Such destruction shall not terminate this Lease.

     (b) MAJOR OR UNINSURED DAMAGE. If during the Term the Premises or the Building are partially or totally destroyed by any casualty and Landlord is not obligated under Section 23(a) captioned "Insured Damage" to restore the Premises or the Building, as the case may be, then (i) Landlord may, at its election, restore the Premises or the Building to substantially the same condition as they were in immediately before such destruction, or (ii) either party may terminate this Lease effective as of the date of such destruction on notice to the other party within sixty (60) days after the date of destruction. If Landlord does not give Tenant notice within sixty (60) days after the date of such destruction of its election to restore the Premises or the Building, as the case may be, Landlord shall be deemed to have elected to terminate this Lease. If Landlord elects to restore the Premises or the Building, as the case may be, Landlord shall use commercially reasonable efforts to complete such restoration within one hundred eighty (180) days after the date on which Landlord obtains all permits necessary for such restoration, provided, however, that such one hundred eighty (180) day period shall be extended by a period equal to any delays caused by Force Majeure, and such destruction shall not terminate this Lease.

     (c) DAMAGE TO THE BUILDING. If during the Term the Building is partially destroyed by any casualty and if in the opinion of Landlord the Building should be restored in such a way as to materially alter the Premises, then Landlord may, at Landlord's election, terminate this Lease by giving notice to Tenant of Landlord's election to do so within sixty (60) days after the date of such destruction.

     (d) EXTENT OF LANDLORD'S OBLIGATION TO RESTORE. If Landlord is required or elects to restore the Premises as provided in this Section, Landlord shall not be required to restore alterations made by Tenant, Tenant's trade fixtures and Tenant's personal property, such excluded items being the sole responsibility of Tenant to restore.

     (e) ABATEMENT OR REDUCTION OF RENT. In case of damage to, or destruction of, the Premises or the Building the Rent shall be abated or reduced, between the date of destruction and the date of completion of restoration, by an amount that is in the same ratio to the Rent as the total number of square feet of the Premises that are so damaged or destroyed bears to the total number of square feet in the Premises.

24. CONDEMNATION. If during the Term there is any taking of part or all of the Premises or the Building by condemnation, then the rights and obligations of the parties shall be as follows:

     (a) MINOR TAKING. If there is a taking of less than ten percent(10%) of the Premises, this Lease shall remain in full force and effect.

     (b) MAJOR TAKING. If there is a taking of ten percent (10%) or more of the Premises and if the remaining portion of the Premises is of such size or configuration that Tenant is unable to conduct its business in the Premises, then the Term shall terminate as of the date of taking.

     (c) TAKING OF PART OF THE BUILDING. If there is a taking of a part of the Building other than the Premises and if in the opinion of Landlord the Building should be restored in such a way as to materially alter the Premises, then Landlord may terminate the Term by giving notice to such effect to Tenant within sixty (60) days after the date of vesting of title in the condemnor and the Term shall terminate as of the date specified in such notice, which date shall not be less than sixty (60) days after the giving of such notice.

     (d) AWARD. The entire award for the Premises, the Building and the Property, shall belong to and be paid to Landlord, Tenant hereby assigning to Landlord Tenant's interest therein, if any, provided, however, that Tenant shall have the right to claim and recover from the condemnor compensation for the loss of any alterations made by Tenant, Tenant's trade fixtures, Tenant's personal property, moving expenses and business interruption.

     (e) ABATEMENT OF RENT. If any part of the Premises is taken by condemnation and this Lease remains in full force and effect, on the date of taking the Rent shall be reduced by an amount that is in the same ratio to the Rent as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the date of taking.

25. ASSIGNMENT AND SUBLETTING.

     (a) LANDLORD'S CONSENT; DEFINITIONS. Tenant acknowledges that the Building is a multi-tenant office building, occupied by tenants specifically selected by Landlord, and that Landlord has a legitimate interest in the type and quality of such tenants, the location of tenants in the Building and in controlling the leasing of space in the Building so that Landlord can better meet the particular needs of its tenants and protect and enhance the relative image, position and value of the Building in the office building market. Tenant further acknowledges that the rental value of the Premises may fluctuate during the Term in accordance with market conditions, and, as a result, the Rent paid by Tenant under the Lease at any particular time may be higher or lower than the then market rental value of the Premises. Landlord and Tenant agree, and the provisions of this Section are intended to so provide, that, if Tenant voluntarily assigns its interest in this Lease or in the Premises or subleases any part or all of the Premises, one-half (1/2) of the net profits from any increase in the market rental value of the Premises shall belong solely to Landlord. Tenant acknowledges that, if Tenant voluntarily assigns this Lease or subleases any part or all of the Premises, Tenant's investment in the subject portion of the Premises (specifically including, but not limited to, tenant improvements, good will or other assets) may be lost or reduced as a result of such action.

     (b) CONSENT REQUIRED. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease any part or all of the Premises, without Landlord's prior consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default by Tenant under this Lease. In determining whether to approve a proposed assignment or sublease, Landlord shall place primary emphasis on the proposed transferee's reputation and creditworthiness, the character of the business to be conducted by the proposed transferee at the Premises and the affect of such assignment or subletting on the tenant mix in the Building. In addition, Landlord shall have the right to approve the specific form of any assignment or sublease agreement. In no event shall Landlord be obligated to consent to any assignment or subletting which increases (i) the Operating Costs,
(ii) the burden on the Building services, or (iii) the foot traffic, elevator usage or security concerns in the Building, or creates an increased probability of the comfort and/or safety of the Landlord and other tenants in the Building being unreasonably compromised or reduced (for example, but not exclusively, Landlord may deny consent to an assignment or subletting where the space will be used for a school or training facility, an entertainment, sports or recreation facility, retail sales to the public (unless Tenant's permitted use is retail sales), a personnel or employment agency, a medical office, or an embassy or consulate or similar office. Landlord shall not be obligated to approve an assignment or subletting to (x) a current tenant of the Building or (y) a prospective tenant of the Building with whom Landlord is then negotiating. Landlord's foregoing rights and options shall continue throughout the entire term of this Lease. No consent to any assignment, encumbrance or sublease shall constitute a waiver of the provisions of this Section and no other or subsequent assignment, encumbrance or sublease shall be made without Landlord's prior consent. Neither an assignment or subletting nor the collection of Rent by Landlord from any person other than Tenant, nor the application of any such Rent as provided in this Section shall be deemed a waiver of any of the provisions of this Section or release Tenant from its obligation to comply with the terms and provisions of this Lease and Tenant shall remain fully and primarily liable for all of Tenant's obligations under this Lease, including the obligation to pay Rent under this Lease. Any personal guarantee(s) of Tenant's obligations under this Lease shall remain in full force and effect following any such assignment or subletting. Landlord may condition approval of an assignment or subletting hereunder on an increase in the amount of the Security Deposit or on receipt of personal guarantees of the assignee's or sublessee's obligations under this Lease. If Landlord approves of an assignment or subletting hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the assignee or subtenant, it being agreed by the parties hereto that any such rights and options are personal to Tenant named herein and may not be transferred.

     (c) CONDITIONS TO ASSIGNMENT OR SUBLEASE. Tenant agrees that any instrument by which Tenant assigns or sublets all or any portion of the Premises shall expressly provide that the assignee or subtenant may not further assign or sublet the assigned or sublet space without Landlord's prior consent (which consent shall not, subject to Landlord's rights under Section 25(b), be unreasonably withheld or delayed), and that the assignee or subtenant will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such assignee or subtenant. If this Lease is assigned, whether or not in violation of the terms and provisions of this Lease, Landlord may collect Rent from the assignee. If the Premises, or any part thereof, is sublet, Landlord may, upon a default under this Lease, collect rent from the subtenant. In either event, Landlord may apply the amount collected from the assignee or subtenant to Tenant's obligation to pay Rent under this Lease.

     (d) EVENTS CONSTITUTING AN ASSIGNMENT OR SUBLEASE. For purposes of this Section, the following events shall be deemed an assignment or sublease, as appropriate: (i) the issuance of equity interests (whether stock, partnership interests or otherwise) in Tenant, or any assignee or subtenant, if applicable, or any entity controlling any of them, to any person or group of related persons, in a single transaction or a series of related or unrelated transactions, such that, following such issuance, such person or group shall have Control (as defined below) of Tenant, or any assignee or subtenant, if applicable; or (ii) a transfer of Control of Tenant, or any assignee or subtenant, if applicable, or any entity controlling any of them, in a single transaction or a series of related or unrelated transactions (including, without limitation, by consolidation, merger, acquisition or reorganization), except that the transfer of outstanding capital stock or other listed equity interests by persons or parties other than "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, through the "over-the-counter" market or any recognized national or international securities exchange, shall not be included in determining whether Control has been transferred. "Control" shall mean direct or indirect ownership of fifty percent (50%) or more of all the legal and equitable interest in any business entity.

          Notwithstanding anything to the contrary in this Section, Tenant may assign this Lease or sublet the whole or any part of the Premises, including the Right of First Offer granted to Tenant by Landlord as set forth in Section 43 of the Rider, to: (a) any corporation in whom or with which Tenant may be merged or consolidated, provided that the net worth of the resulting corporation is at least equal to the greater of (i) the net worth of Tenant on the date hereof, or
(ii) the net worth of Tenant immediately prior to such merger or consolidation, or (b) any entity to whom Tenant sells all of its assets; provided that such corporation or such entity described in (a) and (b) above expressly assumes all of Tenant's obligation hereunder and otherwise complies with the provisions of Subsection 25(c) entitled "Conditions to Assignment or Sublease."

     (e) PROCESSING EXPENSES. Tenant shall pay to Landlord the amount of Landlord's cost of processing each proposed assignment or subletting, including without limitation, attorneys' and other professional fees, and the cost of Landlord's administrative, accounting and clerical time (collectively, "Processing Costs"), and the amount of all direct and indirect expense incurred by Landlord arising from the assignee or sublessee taking occupancy of the subject space, including without limitation, costs of freight elevator operation for moving of furnishings and trade fixtures, security service, janitorial and cleaning service, rubbish removal service, costs of changing signage, and costs of changing locks and making new keys (collectively, "Occupancy Costs"). Notwithstanding anything to the contrary herein, Landlord shall not be required to process any request for Landlord's consent to an assignment or subletting until Tenant has paid to Landlord the amount of Landlord's estimate of the Processing Costs and the Occupancy Costs.

     (f) CONSIDERATION TO LANDLORD. In the event of any assignment or sublease, whether or not requiring Landlord's consent, Landlord shall be entitled to receive, as Additional Rent, one-half (1/2) of any net consideration, including without limitation, payment for leasehold improvements owned by Landlord, paid by the assignee or subtenant for the assignment or sublease and, in the case of sublease, one-half (1/2) of the excess of the amount of rent paid for the sublet space by the subtenant over the total amount of Minimum Monthly Rent under
Section 5 and Additional Rent under Sections 7 and 9. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by the assignee or subtenant and shall direct such assignee or subtenant to pay the same directly to Landlord. If there is more than one sublease under this Lease, the amounts (if any) to be paid by Tenant to Landlord pursuant to the preceding sentence shall be separately calculated for each sublease and amounts due Landlord with regard to any one sublease may not be offset against rental and other consideration pertaining due under any other sublease.

          With regard to an approved assignment or subletting, Tenant acknowledges that Landlord's agreement to deal directly with the assignee or subtenant with regard to such party's occupancy of the Premises and the administration of the Lease, without requiring Tenant to monitor or become directly involved in such matters, constitutes appropriate and acceptable consideration for the capture by Landlord of any rent or consideration paid by the assignee or subtenant in excess of that required to be paid by Tenant under the Lease.

     (g) PROCEDURES. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises, Tenant shall give Landlord written notice thereof designating the space proposed to be sublet and the terms proposed. Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within fifteen (15) days after receipt of Tenant's notice) (i) to sublet from Tenant any portion of the Premises proposed by Tenant to be sublet, for the term for which such portion is proposed to be sublet, but at the same Rent (including Additional Rent as provided for in Sections 7 and 9) as Tenant is required to pay to Landlord under this Lease for the same space, computed on a pro rata square footage basis, and during the term of such sublease Tenant shall be released of its obligations under the Lease with regard to the subject space, (ii) if the term of the sublease (including any renewal terms) will expire during the final eighteen (18) months of the Term (or if Tenant has exercised a renewal option, if any, then during the final eighteen (18) months of the subject renewal period), to terminate this Lease as it pertains to the portion of the Premises so proposed by Tenant to be sublet, or (iii) to approve Tenant's proposal to sublet conditional upon Landlord's subsequent written approval of the specific sublease obtained by Tenant and the specific subtenant named therein. If Landlord exercises its option in (i) above, then Landlord may, at Landlord's sole cost, construct improvements in the subject space and, so long as the improvements are suitable for general office purposes, Landlord shall have no obligation to restore the subject space to its original condition following the termination of the sublease. If Landlord exercises its option described in (iii) above, Tenant shall submit to Landlord for


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

Landlord's written approval Tenant's proposed sublease agreement (in which the proposed subtenant shall be named) together with a current reviewed or audited financial statement prepared by a certified public accountant for such proposed subtenant and a credit report on such proposed subtenant prepared by a recognized credit reporting agency. If Landlord falls to exercise any aforesaid option to sublet or to terminate, this shall not be construed as or constitute a waiver of any of the provisions of this Section. If Landlord exercises any such option to sublet or to terminate, Landlord shall not have any liability for any real estate brokerage commission(s) or with respect to any of the costs and expenses that Tenant may have incurred in connection with its proposed subletting, and Tenant agrees to hold Landlord harmless from and against any and all claims (including, without limitation, claims for commissions) arising from such proposed subletting. Landlord's foregoing rights and options shall continue throughout the Term. For purposes of this Section, a proposed assignment of this Lease in whole or in part shall be deemed a proposed subletting of such space.

     (h) DOCUMENTATION. No permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. No permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to execute any such instrument shall not release or discharge the subtenant or assignee from its liability as set forth above.

     (i) NO MERGER. Without limiting any of the provisions of this Section, if Tenant has entered into any subleases of any portion of the Premises, the voluntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

26. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant under this Lease:

     (a) FAILURE TO PAY RENT. Failure to pay Rent when due, if the failure continues for a period of three (3) days after notice of such default has been given by Landlord to Tenant.

     (b) FAILURE TO COMPLY WITH RULES AND REGULATIONS. Failure to comply with the Rules and Regulations, if the failure continues for a period of ten (10) days after notice of such default is given by Landlord to Tenant. If the failure to comply cannot reasonably be cured within ten (10) days, then Tenant shall not be in default under this Lease if Tenant commences to cure the failure to comply within ten (10) days and diligently and in good faith continues to cure the failure to comply.

     (c) OTHER DEFAULTS. Failure to perform any other provision of this Lease, if the failure to perform is not cured within thirty (30) days after notice of such default has been given by Landlord to Tenant. If the default cannot reasonably be cured within thirty (30) days, then Tenant shall not be in default under this Lease if Tenant commences to cure the default within thirty (30) days and diligently and in good faith continues to cure the default.

     (d) APPOINTMENT OF TRUSTEE OR RECEIVER. The appointment of a trustee or receiver to take possession of substantially all of the Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days.

27. REMEDIES. If Tenant commits a default, Landlord shall have the following alternative remedies, which are in addition to any remedies now or later allowed by law:

     (a) MAINTAIN LEASE IN FORCE. Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due, without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. If Landlord elects to not terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

     (b) TERMINATE LEASE. Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including without limitation thereto, the following: (i) The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to


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

perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including without limitation, any costs or expenses incurred by Landlord in (A) retaking possession of the Premises, including reasonable attorney fees therefor, (B) maintaining or preserving the Premises after such default, (C) preparing the Premises for reletting to a new tenant, including repairs or necessary alterations to the Premises for such reletting, (D) leasing commissions, and (E) any other costs necessary or appropriate to relet the Premises; plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in its sole discretion deems reasonable and necessary. As used in Subsection 27(b)(i) the "worth at the time of award" is computed by allowing interest at the rate of eighteen percent (18%) per year from the date of default. As used in Subsections 27(b)(ii) and 27(b)(iii) the "worth at the time of award" is computed by discounting such amounts at the discount rate of eight percent (8%) per year.

28. BANKRUPTCY.

     (a) ASSUMPTION OF LEASE. If Tenant becomes a Debtor under Chapter 7 of the Bankruptcy Code ("Code") or a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 of the Code and is transferred to Chapters 11 or 13 of the Code, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has:

          (i) Cured all defaults under the Lease and paid all sums due and owing under the Lease or provided Landlord with "Adequate Assurance" (as defined below) that:(i) within ten (10) days from the date of such assumption, the Trustee or Tenant will completely pay all sums due and owing under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default or breach of this Lease, including without limitation, Landlord's reasonable costs, expenses, accrued interest, and attorneys' fees incurred as a result of the default or breach; (ii) within twenty (20) days from the date of such assumption, the Trustee or Tenant will cure all non-monetary defaults and breaches under this Lease, or, if the nature of such non-monetary defaults is such that more than twenty (20) days are reasonably required for such cure, that the Trustee or Tenant will commence to cure such non-monetary defaults within twenty (20) days and thereafter diligently prosecute such cure to completion; and (iii) the assumption will be subject to all of the provisions of this Lease.

          (ii) For purposes of this Section, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding involving Tenant, at a minimum, "Adequate Assurance" shall mean:(i) the Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease; (ii) the Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and for mortgage in or on property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults and breaches under this Lease within the time periods set forth above; and (iii) the Trustee or Tenant, at the very minimum, shall deposit a sum equal to two (2) month's Minimum Monthly Rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

     (b) ASSIGNMENT OF LEASE. If the Trustee or Tenant has assumed the Lease pursuant to the provisions of this Section for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee have complied with all of the terms, covenants and conditions of this Lease, including, without limitation, those with respect to Additional Rent. Landlord and Tenant acknowledge that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

     (c) ADEQUATE PROTECTION. Upon the filing of a petition by or against Tenant under the Code, Tenant, as Debtor and as Debtor-In-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows:(i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court, (ii) to pay all monetary obligations required under this Lease, including without limitation, the payment of Minimum Monthly Rent, Tenant's Share of Real Property Taxes, Tenant's Share of Operating Costs and any other sums payable by Tenant to Landlord under this Lease which is considered reasonable compensation for the use and occupancy of the Premises; (iii) provide Landlord a minimum of thirty
(30) days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and (iv) to perform to the benefit of Landlord as otherwise required under the Code. The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

29. LIMITATION OF ACTIONS. Any claim, demand, right or defense of any kind by Tenant which is based upon or arises in connection with this Lease or the negotiations prior to its execution, shall be barred unless Tenant commences an action thereon, or interposes in a legal proceeding a defense by reason thereof, within one (1) year after the date of the act or omission on which such claim, demand, right or defense is based.

30. LIMITATION ON LANDLORD'S LIABILITY. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Property, but are made and intended for the purpose of binding only the Landlord's interest in the Property. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Landlord contained in this Lease.

31. SIGNS. Tenant shall not have the right to place, construct or maintain any sign, advertisement, awning, banner or other exterior decoration without Landlord's consent, which shall not be unreasonably withheld. Any sign that Tenant has Landlord's consent to place, construct and maintain shall comply with all laws, and Tenant shall obtain any approval required by such laws. Landlord makes no representation with respect to Tenant's ability to obtain such approval.

32. LANDLORD'S RIGHT TO ENTER THE PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at reasonable times and upon reasonable prior notice (except in an emergency when no such notice shall be required) for any of the following purposes: (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to do any maintenance; to make any restoration to the Premises or the Building that Landlord has the right or the obligation to perform, and to make any improvements to the Premises or the Building that Landlord deems necessary, (iii) to serve, post or keep posted any notices required or allowed under the provisions of this Lease, (iv) to post any ordinary "For Sale" signs at any time during the Term and to post any ordinary "For Lease" signs during the last ninety (90) days of the Term, and (v) to show the Premises to prospective brokers, agents, purchasers, tenants or lenders, at any time during the Term.

          Landlord shall not be liable in any manner for any inconvenience, annoyance, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Premises as provided in this Section, except damage resulting from the negligent or willful acts of Landlord or its authorized representatives. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any right reserved in this Section. Landlord shall conduct its activities on the Premises as allowed in this Section in a reasonable manner so as to cause minimal inconvenience, annoyance or disturbance to Tenant.

33. SUBORDINATION. This Lease is and shall be prior to any mortgage recorded after the date of this Lease affecting the Property. If, however, a lender requires that this Lease be subordinate to any mortgage, this Lease shall be subordinate to that mortgage if Landlord first obtains from the lender a written agreement that provides substantially the following:

               "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the mortgage, and no steps or procedures taken under the mortgage, shall affect Tenant's rights under this Lease. "

        Tenant shall attorn to, any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute the written agreement and any other documents required by the lender to accomplish the purposes of this Section.

34. RIGHT TO ESTOPPEL CERTIFICATES. Tenant, within ten (10) days after notice from Landlord, shall execute and deliver to Landlord, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of Minimum Monthly Rent, the dates to which Rent has been paid in advance, and the amount of any Prepaid Rent or Security Deposit and such other matters as Landlord may reasonably request. Failure to deliver the certificate within such ten (10) day period shall be conclusive upon Tenant for the benefit of Landlord and any successor to Landlord, that this Lease is in full force and effect and has not been modified except as may be represented by Landlord requesting the certificate.

35. TRANSFER OF LANDLORD'S INTEREST. If Landlord sells or transfers the Property, Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease if Landlord's successor has assumed in writing, for the benefit of Tenant, Landlord's obligations under this Lease. If any Security Deposit or Prepaid Rent has been paid by Tenant, Landlord shall transfer such Security Deposit or Prepaid Rent to Landlord's successor and on such transfer Landlord shall be discharged from any further liability with respect to such Security Deposit or Prepaid Rent.

36. ATTORNEYS' FEES. If either party shall bring any action for relief against the other party, declaratory or otherwise, arising out of this Lease, including any action by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

37. SURRENDER; HOLDING OVER.

     (a) SURRENDER. On expiration or ten (10) days after termination of the Term, Tenant shall surrender the Premises and all Tenant's improvements and alterations to Landlord broom clean and in good condition. Tenant shall remove all of its trade fixtures and personal property within the time period stated in this Section. Tenant, at its cost, shall perform all restoration made necessary by, and repair any damage to the Premises caused by, the removal of its trade fixtures, personal property and signs to Landlord's reasonable satisfaction within the time period stated in this Section. Landlord may, at its election, retain or dispose of in any manner any of Tenant's trade fixtures or personal property that Tenant does not remove from the Premises on expiration or within ten (10) days after termination of the Term as allowed or required by the provisions of this


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

Lease by giving ten (10) days notice to Tenant. Title to any such trade fixtures and personal property that Landlord elects to retain or dispose of on expiration of such ten (10) day period shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of any such trade fixtures and personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of Tenant's trade fixtures and personal property. If Tenant fails to surrender the Premises to Landlord on expiration or ten (10) days after termination of the Term as required by this Section, Tenant shall pay Landlord Rent in an amount equal to one and one-half (1-1/2) times the Minimum Monthly Rent applicable for the month immediately prior to the expiration or termination of the Term for the entire time Tenant thus remains in possession and Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to timely surrender the Premises, including without limitation, (i) any Rent payable by, or any damages claimed by, any prospective tenant of any part or all of the Premises, and (ii) Landlord's damages resulting from such prospective tenant rescinding or refusing to enter into the prospective lease of part or all of the Premises by reason of Tenant's failure to timely surrender the Premises. If Tenant, without Landlord's prior consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a tenancy at sufferance terminable at any time by either party.

     (b) HOLDING OVER WITH LANDLORD'S CONSENT. If Tenant, with Landlord's prior consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable by Landlord by a notice given to Tenant at least twenty (20) days prior to the end of any such monthly period or by Tenant by a notice given to Landlord at least thirty (30) days prior to the end of any such monthly period. During such month-to-month tenancy, Tenant shall pay Rent in the amount then agreed to in writing by Landlord and Tenant. All provisions of this Lease, except those pertaining to term, shall apply to the month-to-month tenancy.

38.   AGENCY DISCLOSURE; BROKER.

     (a) AGENCY DISCLOSURE. Martin Smith Inc hereby discloses that it represents the Landlord in this transaction.

     (b) BROKER. Landlord and Tenant each represent to the other that neither is represented by any broker, agent or finder with respect to this Lease in any manner, except the Broker(s). The commission due to the Broker(s) shall be paid by Landlord pursuant to a separate agreement. Each party agrees to indemnify and hold the other party harmless from and against any and all liability, costs, damages, causes of action or other proceedings instituted by any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of the indemnifying party in any manner whatsoever in connection with this Lease. If Tenant engages a broker, agent or finder other than Washington Partners, Inc. to represent Tenant in connection with any renewal of this Lease, then the commission or any fee of such broker, agent or finder shall be paid by Tenant.

39. INTEREST ON UNPAID RENT. In addition to the Late Charge as provided in
Section 5(b), Rent not paid when due shall bear interest from the date due until paid at the rate of eighteen percent (18%) per year, or the maximum legal rate of interest, whichever is less.

40. CONSENT. Whenever the consent of either Landlord or Tenant is required under this Lease, such consent shall not be effective unless given in writing and shall not be unreasonably withheld or delayed, provided, however, that such consent may be conditioned as provided in this Lease.

41. DEFINITIONS. As used in this Lease, the following words and phrases, whether or not capitalized, shall have the following meanings:

     (a) "Additional Rent" means pass-throughs of increases in Operating Costs and Taxes, as defined in this Lease, and other monetary sums to be paid by Tenant to Landlord under the provisions of this Lease.

     (b) "Alteration" means any addition or change to, or modification of, the Premises made by Tenant, including without limitation, fixtures, but excluding trade fixtures as defined in this Section.

     (c)"Authorized representatives" means any officer, agent, employee, independent contractor or invitee of either party.

     (d)"Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation.

     (e) "Common Areas" means all areas outside the Premises and within the Building or on the Land that are provided and designated by Landlord from time to time for the general, non-exclusive use of Landlord, Tenant and other tenants of the Building and their authorized representatives, including without limitation, common entrances, lobbies, corridors, stairways and stairwells, elevators, escalators, public restrooms and other public portions of the Building.

     (f) "Condemnation" means the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor and a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

     (g) "Condemnor" means any public or quasi-public authority or entity having the power of condemnation.

     (h) "Damage" means any injury, deterioration, or loss to a person, property, the Premises or the Building caused by another person's acts or omissions or by Acts of God. Damage includes death.

     (i) "Damages" means a monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to his person, property or rights through another's acts or omissions.

     (j) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

     (k) "Encumbrance" means any mortgage, deed of trust or other written security device or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

     (l) "Expiration" means the coming to an end of the time specified in the Lease as its duration, including any extension of the Term.

     (m) "Force majeure" means strikes, lockouts, labor disputes, shortages of labor or materials, fire or other casualty, Acts of God or any other cause beyond the reasonable control of a party.

     (n) "Good condition" means the good physical condition of the Premises and each portion of the Premises, including without limitation, all of the Tenant Improvements, Tenant's alterations, Tenant's trade fixtures, Tenant's Personal Property, all as defined In this Section, signs, walls, interior partitions, windows, window coverings, glass, doors, carpeting and resilient flooring, ceiling files, plumbing fixtures and lighting fixtures, all of which shall be in conformity with building standard finishes, ordinary wear and tear, damage by fire or other casualty and taking by condemnation excepted.

     (o) "Hazardous substances" means any industrial waste, toxic waste, chemical contaminant or other substance considered hazardous, toxic or lethal to persons or property or designated as hazardous, toxic or lethal to persons or property under any laws, including without limitation, asbestos material or materials containing asbestos.

     (p) "Hold harmless" means to defend and indemnify from all liability, losses, penalties, damages as defined in this Section, costs, expenses (including without limitation, attorneys' fees), causes of action, claims or judgments arising out of or related to any damage, as defined in this Section, to any person or property.

     (q) "Law" means any constitution, statute, ordinance, regulation, rule, resolution, judicial decision, administrative order or other requirement of any federal, state, county, municipal or other governmental agency or authority having jurisdiction over the parties or the Property, or both, in effect either at the time of execution of this Lease or at any time during the Term, including without limitation, any regulation or order of a quasi-official entity or body (e.g. board of fire examiners or public utilities) and any legally effective conditions, covenants or restrictions affecting the Property.

     (r) "Lender" means the mortgagee, beneficiary, secured party or other holder of an encumbrance, as defined in this Section.

     (s) "Lien" means a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act.

     (t) "Maintenance" means repairs, replacement, repainting and cleaning.

     (u) "Mortgage" means any deed of trust, mortgage or other written security device or agreement affecting the Premises, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

     (v) "Mortgagee" means the beneficiary under a deed of trust or mortgagee under a mortgage.

     (w) "Mortgagor" means the grantor or trustor under a deed of trust or mortgagor under a mortgage.

     (x) "Operating Costs" means all costs of any kind incurred by Landlord in operating, cleaning, equipping, protecting, lighting, repairing, replacing, heating, air-conditioning, maintaining and insuring the Property. Operating Costs shall include, without limitation, the following costs: (i) salaries, wages, bonuses and other compensation (including hospitalization, medical, surgical, retirement plan, pension plan, union dues, life insurance, including group life insurance, welfare and other fringe benefits, and vacation, holidays and other paid absence benefits) relating to employees of Landlord or its agents directly engaged in the operation, repair, or maintenance of the Property; (ii) payroll, social security, workers' compensation, unemployment and similar taxes with respect to such employees of Landlord or its authorized representatives, and the cost of providing disability or other benefits imposed by law or otherwise, with respect to such employees; (iii) uniforms (including the cleaning, replacement and pressing thereof) provided to such employees; (iv) premiums and other charges incurred by Landlord with respect to fire, earthquake, other casualty, all risk, rent loss and liability insurance, any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord and, after the Base Year, costs of repairing an insured casualty to the extent of the deductible amount under the applicable insurance policy; (v) water charges and sewer rents or fees; (vi) license, permit and inspection fees;
(vii) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Property and Building systems and equipment; (viii) telephone, facsimile, messenger, express delivery service, postage, stationery supplies and other expenses incurred in connection with the operation, management, maintenance, or repair of the Property; (ix) property management fees and expenses; (x) repairs to and physical maintenance of the Property, including building systems and appurtenances thereto and normal repair and replacement of worn-out equipment, facilities and installations, but excluding the replacement of major building systems (except to the extent provided in (xvi) and (xvii) below); (xi) janitorial, window cleaning, security, extermination, water treatment, rubbish removal, plumbing and other services and inspection or service contracts for elevator, electrical, HVAC, mechanical and other building equipment and systems or as may otherwise be necessary or proper for the operation or maintenance of the Property; (xii) supplies, tools, materials, and equipment used in connection with the operation, maintenance or repair of the Property; (xiii) accounting, legal and other professional fees and expenses; (xiv) painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Property; (xv) all costs and expenses for electricity, chilled water, air conditioning, water for heating, gas, fuel, steam, heat, lights, power and other energy related utilities required in connection with the operation, maintenance and repair of the Property; (xvi) the cost of any improvements which Landlord elects to capitalize made by Landlord to the Property during the Term in compliance with the requirements of any laws or regulation or insurance requirement with which the Property was not required to comply during the Base Year, as reasonably amortized by Landlord, with interest on the unamortized balance at the rate of twelve percent (12%) per year, or the maximum legal rate of interest, whichever is less; (xvii) the cost of any improvements which Landlord elects to capitalize made by Landlord to the Property during the term of this Lease for the protection of the health and safety of the occupants of the Property or that are intended to reduce other Operating Costs, as reasonably amortized by Landlord, with interest on the unamortized balance at the rate of twelve percent (12%) per year, or the maximum legal rate of interest, whichever is less; (xviii) a reasonable reserve for repair or replacement of equipment used in the maintenance or operation of the Property; (xix) the cost of furniture, draperies, carpeting, landscaping and other customary and ordinary items of personal property (excluding paintings, sculptures and other works of art) provided by Landlord for use in common areas of the Building or in the Building office (to the extent that such Building office is dedicated to the operation and management of the Property), such costs to be amortized over the useful life thereof; (xx) any such expenses and costs resulting from substitution of work, labor, material or services in lieu of any of the above itemizations, or for any such additional work, labor, services or material resulting from compliance with any laws or orders applicable to the Property; (xxi) Building office rent or rental value; and (xxii) all other costs which, in accordance with generally accepted accounting principles used by Landlord, as applied to the maintenance and operation of office and/or retail buildings, are property chargeable to the operation and maintenance of the Property,

        Operating Costs shall not include the following: (i) depreciation on the Building; (ii) debt service; (iii) capital improvements, except as otherwise provided in clauses (xvi) and (xvii) above, (iv) rental under any ground or underlying leases; (v) Real Property Taxes, (vi) attorneys' fees and expenses incurred in connection with lease negotiations with prospective tenants; (vii) the cost of tenant improvements; (viii) advertising expenses; or (ix) real estate broker's or other leasing commissions.

     (y) "Parties" means Landlord and Tenant.

     (z) "Party" means Landlord or Tenant.

     (aa) "Person" means one or more human beings, or legal entities or other artificial persons, including without limitation, partnerships, corporations, trusts, estates, associations and any combination of human beings and legal entities.

     (bb) "Property" means the Premises, Building and Land.

     (cc) "Provision" means any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the Lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

     (dd)"Real Property Taxes" means any form of tax, assessment, general assessment, special assessment, lien, levy, bond obligation, license fee, license tax, tax or excise on rent, or any other levy, charge or expense, together with any statutory interest thereon, (individually and collectively, the "Impositions"), now or hereafter imposed or required by any authority having the direct or indirect power to tax, including any federal, state, county or city government or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, (individually and collectively, the "Governmental Agencies") on any interest of Landlord or Tenant or both (including any legal or equitable interest of Landlord or its mortgagee, if any) in the Premises or the Property, including without limitation:

          (i) any Impositions upon, allocable to or measured by the area of the Premises or the Property, or the rental payable hereunder, including without limitation, any gross income tax or excise tax levied by any Governmental Agencies with respect to the receipt of such rental; or

          (ii) any Impositions upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair or use or occupancy by Tenant of the Premises or any portion thereof; or

          (iii) any Impositions upon or with respect to the building equipment and personal property used in connection with the operation and maintenance of the Property or upon or with respect to the furniture, fixtures and decorations in the common areas of the Property.

          (iv) any Impositions upon this Lease or this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; or

          (v) any Impositions by Governmental Agencies (whether or not such Impositions constitute tax receipts) in substitution, partially or totally, of any impositions now or previously included within the definition of real property taxes, including those calculated to increase tax increments to Governmental Agencies and to pay for such services as fire protection, water drainage, street, sidewalk and road maintenance, refuse removal or other government all services formerly provided without charge to property owners or occupants; or

          (vi) any and all costs, including without limitation, the fees of attorneys, tax consultants and experts, incurred by Landlord should Landlord elect to negotiate or contest the amount of such real property taxes in formal or informal proceedings before the Governmental Agency imposing such real property taxes; provided, however, that real property taxes shall in no event include Landlord's general income, inheritance, estate, gift or franchise taxes.

     (ee) "Rent" means Minimum Monthly Rent, as adjusted from time to time under this Lease, Additional Rent, Prepaid Rent, Security Deposit, all as defined in this Section, payments of Tenant's Share of increases in Real Property Taxes and Operating Costs, insurance, utilities and other charges payable by Tenant to Landlord.

     (ff) "Rentable square feet of space" as to the Premises or the Building, as the case may be, means the number of usable square feet of space times the applicable R/U Ratio(s) as defined in this Section.

     (gg) "Restoration" means the reconstruction, rebuilding, rehabilitation and repairs that are necessary to return damaged portions of the Premises and the Building to substantially the same physical condition as they were in immediately before the damage,

     (hh) "R/U Ratio" means the rentable area of a floor of the Building divided by the usable area of such floor, both of which shall be computed in accordance with American National Standard Z65.1-1996 Method of Measuring Floor Space in Office Buildings as published by the Building Owners and Managers Association, as amended from time to time.

     (ii) "Substantially complete" or "substantially completed" or "substantial completion" means the completion of Landlord's construction obligation, subject to completion or correction of "punch list" items, that is, minor items of incomplete or defective work or materials or mechanical maladjustments that are of such a nature that they do not materially interfere with or impair Tenant's use of the Premises for the Permitted Use.

     (jj) "Successor" means assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party.

     (kk) "Tenant Improvements" means (i) the improvements and alterations set forth in Exhibit C, (ii) window coverings, lighting fixtures, plumbing fixtures, cabinetry and other fixtures installed by either Landlord or Tenant at any time during the Term, and (iii) any improvements and alterations of the Premises made for Tenant by Landlord at any time during the Term.

     (11) "Tenant's personal property" means Tenant's equipment, furniture, and movable property placed in the Premises by Tenant.

     (mm) "Tenant's trade fixtures" means any property attached to the Premises by Tenant.

     (nn) "Termination" means the ending of the Term for any reason before expiration, as defined in this Section.

     (oo) "Work" means the construction of any improvements or alterations or the performance of any repairs done by Tenant or caused to be done by Tenant on the Premises as permitted by this Lease.

42. MISCELLANEOUS PROVISIONS.

     (a) ENTIRE AGREEMENT. This Lease sets forth the entire agreement of the parties as to the subject matter hereof and supersedes all prior discussions and understandings between them. This Lease may not be amended or rescinded in any manner except by an instrument in writing signed by a duly authorized officer or representative of each party hereto.

     (b) GOVERNING LAW. This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington.

     (c) SEVERABILITY. Should any of the provisions of this Lease be found to be invalid, illegal or unenforceable by any court of competent jurisdiction, such provision shall be stricken and the remainder of this Lease shall nonetheless remain in full force and effect unless striking such provision shall materially alter the intention of the parties.

     (d) JURISDICTION. In the event any action is brought to enforce any of the provisions of this Lease, the parties agree to be subject to exclusive in personam jurisdiction in the Superior Court, King County, for the State of Washington or in the United States District Court for the Western District of Washington and agree that in any such action venue shall lie exclusively at Seattle, Washington.

     (e) WAIVER. No waiver of any right under this Lease shall be effective unless contained in a writing signed by a duly authorized officer or representative of the party sought to be charged with the waiver and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Lease.

     (f) CAPTIONS. Section captions contained in this Lease are included for convenience only and form no part of the agreement between the parties.

     (g) NOTICES. All notices or requests required or permitted under this Lease shall be in writing. If given by Landlord such notices or requests may be personally delivered or sent by certified mail, return receipt requested, postage prepaid. If given by Tenant such notices or requests may be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Such notices or requests shall be deemed given when so delivered or mailed, irrespective of whether such notice or request is actually received by the addressee. All notices or requests to Landlord shall be sent to Landlord at Landlord's Address for Notice and all notices or requests to Tenant shall be sent to Tenant at Tenant's Address for Notice. Either party may change the address to which notices shall be sent by notice to the other party.

     (h) BINDING EFFECT. Subject to the provisions of Section 25 captioned "Assignment and Subletting", this Lease shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. No permitted assignment of this Lease or Tenant's rights hereunder shall be effective against Landlord unless and until an executed counterpart of the instrument of assignment shall have been delivered to Landlord and Landlord shall have been furnished with the name and address of the assignee. The term "Tenant" shall be deemed to include the assignee under any such permitted assignment.

     (i) EFFECTIVENESS. This Lease shall not be binding or effective until properly executed and delivered by Landlord and Tenant.

     (j) GENDER AND NUMBER. As used in this Lease, the masculine shall include the feminine and neuter, the feminine shall include the masculine and neuter, the neuter shall include the masculine and feminine, the singular shall include the plural and the plural shall include the singular, as the context may require.

     (k) TIME OF THE ESSENCE. Time is of the essence in the performance of all covenants and conditions in this Lease for which time is a factor.

Dated the date first above written.

LANDLORD:                               TENANT:
Pacific NW Title Building, Inc.,        Amazon.com, Inc., a Delaware corporation
a Washington corporation

By  /s/ PETER MURPHY                    By    /s/ OSWALDO DUENAS
    ---------------------------------         ----------------------------------
Its PRES.                               Its   VP OPERATIONS
    ---------------------------------         ----------------------------------

By                                      By
    ---------------------------------         ----------------------------------
Its                                     Its
    ---------------------------------         ----------------------------------


This Lease has been prepared for submission to you and your attorney. Martin Smith Inc is not authorized to give legal or tax advice. Neither Landlord nor Martin Smith Inc makes any representations or recommendations as to the legal sufficiency, legal effect or tax consequences of this document or any transaction relating thereto. These are questions for your attorney with whom you should consult before signing the document to determine whether your legal rights are adequately protected.


                                [Notary attached]

STATE OF  WASHINGTON  )
                      ) ss.
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that OSWALDO DUENAS is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title) VP OPERATIONS of (entity) AMAZON.COM a DELAWARE CORP. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand seal this 23 day March 1998.

                                   /s/ LAURA LEE ELDER
                                   ---------------------------------------------
[SEAL]                                            Notary Public

                                   (Print Name) LAURA LEE ELDER
                                                --------------------------------
                                   Residing at  MTLK TERR, WA
                                                --------------------------------
                                   My Commission Expires: 11-20-01
                                                          ----------------------

STATE 0F _____________)
                      ) ss.
COUNTY OF ____________)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title)____________________________ of (entity)______________________ , a
_____________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this    day             19__ .

                                   ---------------------------------------------
                                                  Notary Public

                                   (Print Name)
                                                --------------------------------
                                   Residing at
                                                --------------------------------
                                   My Commission Expires:
                                                          ----------------------


STATE OF  WASHINGTON  )
                      ) ss.
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that PETER MURPHY is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title) President of (entity) PACIFIC NW TITLE BUILDING, INC., A WASHINGTON CORPORATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand seal this 27 day March 1998.

                                   /s/ MAURINE A. MCCORMICK
                                   ---------------------------------------------
[SEAL]                                            Notary Public

                                   (Print Name) MAURINE A. MCCORMICK
                                                --------------------------------
                                   Residing at  SEATTLE
                                                --------------------------------
                                   My Commission Expires: 4-20-01
                                                          ----------------------


STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title)____________________________ of (entity)______________________ , a
_____________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this    day             19__ .

                                   ---------------------------------------------
                                                  Notary Public

                                   (Print Name)
                                                --------------------------------
                                   Residing at
                                                --------------------------------
                                   My Commission Expires:
                                                          ----------------------

                                      RIDER

     THIS RIDER is part of that certain Lease dated March 9, 1998 by and between PACIFIC NORTHWEST TITLE BUILDING COMPANY, INC, A WASHINGTON CORPORATION ("Landlord"), and AMAZON.COM, INC., A DELAWARE CORPORATION ("Tenant"), who further agree as follows:

43. RIGHT OF FIRST OFFER. Provided Tenant is not then in default under this Lease, Landlord hereby grants to Tenant the right of first offer, subject to any pre-existing rights of other tenants, with respect to any space in the Building that is or becomes vacant and available for lease during the Term. If any space in the Building (the "RFO Space") is or becomes vacant and available for lease during the term, then Landlord shall give Tenant notice of the availability of the RFO Space (the "Offer Notice"). To exercise the right of first offer, Tenant must within five (5) days after receipt of the Offer Notice give Landlord notice of its acceptance of Landlord's offer to lease the RFO Space (the "Acceptance Notice"). If Tenant gives the Acceptance Notice within such five (5) day period, then the RFO Space shall be added to the Premises after the end of such five (5) day period (the "RFO Space Commencement Date"), the Minimum Monthly Rent shall be increased as of the RFO Space Commencement Date by an amount equal to the rental rate per rentable square foot of space then applicable under the Lease times the number of rentable square feet of space in the RFO Space and Tenant's Share shall be appropriately adjusted as of the RFO Space Commencement Date. If Tenant fails to give the Acceptance Notice within such five (5) day period, then the right of first offer shall immediately terminate as to the RFO Space, and Landlord shall be free to lease the RFO Space, or portions thereof, to third parties.

44. RIGHT OF FIRST REFUSAL. Provided Tenant is not then in default under this Lease, Landlord hereby grants to Tenant the ongoing right of first refusal during the Term of this Lease, subject to any pre-existing rights of other tenants, with respect to any space in the Building that is or becomes vacant and available for lease during the Term. If any space in the Building is or becomes vacant and available for lease during the Term and if Landlord receives an offer to lease part or all of such space from a third party which offer is acceptable to Landlord (the "Third Party Offer"), then Landlord shall offer to lease the space covered by the Third Party Offer (the "Third Party Offer Space") to Tenant by giving notice thereof to Tenant (the "Offer Notice"). The Rent payable by Tenant for the Third Party Offer Space shall be Fifteen and 00/100ths Dollars ($15.00) per rentable square foot of space leased. Tenant shall have five (5) days after receipt of the Offer Notice to give Landlord notice of its acceptance of Landlord's offer to lease the Third Party Offer Space (the "Acceptance Notice"). If Tenant gives the Acceptance Notice within such five (5) day period, then Landlord shall lease the Third Party Offer Space to Tenant on the terms set forth in the Offer Notice. If Tenant fails to give the Acceptance Notice within such five (5) day period, then Landlord shall be free to lease the Third Party Offer Space, or portions thereof, to third parties. If a third party fails to lease the Third Party Offer Space, then this right of first refusal shall continue as described herein throughout the Term.

45. PARKING. Tenant acknowledges that no parking arrangements are associated with the Building nor available under this Lease. Landlord and its Agent agree to diligently assist Tenant in procuring monthly parking in the area in which the Building is located; however, neither Landlord nor Its Agent have control over the availability of monthly parking in the area and make no representations to Tenant in this regard.

     DATED the date first above written.


LANDLORD:                               TENANT:
Pacific Northwest Title Building        Amazon.com, Inc., a Delaware corporation
Company, Inc., a Washington
corporation

By  /s/ PETER MURPHY                    By    /s/ OSWALDO DUENAS
    ---------------------------------         ----------------------------------
Its PRES.                               Its   VP OPERATIONS
    ---------------------------------         ----------------------------------

By                                      By
    ---------------------------------         ----------------------------------
Its                                     Its
    ---------------------------------         ----------------------------------


                                      RIDER

                                    EXHIBIT A
                                LEGAL DESCRIPTION

                              215 Columbia Building

Lots 2 & 3 TOGETHER WITH the Easterly one-half of vacated alley lying immediately westward and adjoining said lots, ALL in Block 6 of Boren and Denny's Addition to the City of Seattle, as per plat recorded in Volume 1 of Plats, on page 27, records of King County; EXCEPT the Easterly 9 feet condemned under City of Seattle, Ordinance No. 14345 for the widening of Third Avenue, situate in the City of Seattle, County of King, State of Washington.

                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________



                                LEGAL DESCRIPTION
                                    EXHIBIT A

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


Third Floor
Approximately 11,720 rentable square feet. Interior Improvements may not be exactly as shown.


                                   FLOOR PLAN
                                    EXHIBIT B
                                     Page 1

                                    EXHIBIT B
                                   FLOOR PLAN

                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


Fourth Floor
Approximately 11,100 rentable square feet. Interior Improvements may not be exactly as shown.


                                   FLOOR PLAN
                                    EXHIBIT B
                                     Page 2

                                    EXHIBIT C
                                   WORK LETTER

     THIS WORK LETTER Is made and entered Into this 5th day of March 1998 by and between PACIFIC NW Title BUILDING, INC., A WASHINGTON CORPORATION ("Landlord") and AMAZON.COM, Inc., A DELAWARE CORPORATION ("Tenant").

     Landlord and Tenant have entered into a Lease dated of even date herewith covering certain Premises located in the 215 Columbia Building in Seattle, Washington (the "Lease"). Under the Lease, Tenant has accepted the Premises in "AS IS" condition without any obligations for the performance of improvements or other work by Landlord, and Tenant may not make any improvements to the Premises without first obtaining Landlord's written consent, which consent may be withheld in Landlord's sole discretion. Landlord and Tenant agree that should Tenant desire to make improvements to the Premises, such improvements and alterations shall be in accordance with plans and specifications to be mutually agreed upon between the parties.

     Any and all improvements or alterations to the Premises shall be made at Tenant's sole cost and expense, unless Landlord, in its sole discretion, agrees to contribute to the cost of such improvements or alterations as set forth in
Section 14(a) of the Lease.

     This Work Letter, together with the Lease, contains the entire agreement of the parties with respect to any matters covered or mentioned in this Work Letter and no prior agreements or understandings pertaining to any such matter shall be effective for any purpose. No provision of this Work Letter may be amended or added to except in writing signed by the parties hereto or their respective successors and assigns in interest. This Work Letter shall not be effective or binding upon any party until fully executed by both parties hereto.

     DATED the date first above written.

LANDLORD:                               TENANT:
Pacific NW Title Building, Inc.,        Amazon.com, Inc., a Delaware corporation
a Washington corporation

By  /s/ PETER MURPHY                    By    /s/ OSWALDO DUENAS
    ---------------------------------         ----------------------------------
Its PRES.                               Its   VP OPERATIONS
    ---------------------------------         ----------------------------------

By                                      By
    ---------------------------------         ----------------------------------
Its                                     Its
    ---------------------------------         ----------------------------------


                                   WORK LETTER
                                    EXHIBIT C

                                    EXHIBIT D
                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the exterior or in any area visible from the exterior of the Building without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant. At the expiration or termination of Tenant's Lease, Tenant, at Tenant's sole cost and expense, shall remove all tenant-installed signage and repair and paint any and all damage resulting from installation and/or removal of said signage.

2. Tenant shall not install any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises except building-standard drapes approved by Landlord. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, lobbies, halls, passages, exits, entrances, elevators, or stairways of the Building. The halls, passages, exits, entrances, lobbies, elevators, and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its Tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any tenant shall go upon the roof of the Building without Landlord's prior written consent.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants' business only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises, unless otherwise provided in the Lease, shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage to any tenant's property by the janitor or any other employee or any other person.

6. Landlord shall furnish Tenant with appropriate number of keys to each door lock in the Premises and to the main entrance door of the Building. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon termination of its tenancy, shall deliver to Landlord all keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall reimburse Landlord for the cost of any new lock(s) required due to such loss.

7. Freight elevator(s), if any, shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the passenger elevators except between such hours and in such elevators as may be designated by Landlord.

8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight of such objects. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's sole cost and expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used In a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, nor shall Tenant bring into or keep in or about the Premises any animals, including dogs (except seeing-eye dogs).

10. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

11. Tenant shall not waste electricity, water or air conditioning, and Tenant agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning system and to comply with any governmental energy-saving rules, laws or regulations, of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor and exterior doors closed and shall close window coverings at the end of each business day.


                              RULES AND REGULATIONS
                                    EXHIBIT D
                                     Page 1

12. The name of the Building is the 215 Columbia Building. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name of the Building.

13. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person, unless that person is known to the person or employee in charge of the Building and has a pass or is properly Identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

14. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, electricity, copiers and other office equipment, including coffee pots, etc., before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

15. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant, or employees or invitees of the tenant, who shall have caused it.

16, Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

17. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

18. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building except as permitted in the Lease. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

19. Landlord reserves the right to direct electricians as to where and how telephone, computer or other wiring or cabling are to be introduced to the Premises. Tenant shall not cut nor bore holes for wiring or cabling without Landlord's prior written consent, said consent shall not be unreasonably withheld. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

20. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of alcohol or drugs or who is in violation of any of the Rules and Regulations of the Building.

21. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. All garbage over and above normal (i.e., major-delivery wrappings, etc.) shall be at Tenants sole cost and expense. Tenant agrees to cooperate with Landlord in recycling programs as may be established from time to time by Landlord.

22. The Premises shall not be used for lodging nor for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of Underwriters Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, and microwave ovens shall be permitted; provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations and does not cause objectionable odor.

23. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

24. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

25. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

26. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office of the Building without specific instructions from Landlord.

27. Tenant and Tenants employees shall not park vehicles in any parking areas designated by Landlord as reserved parking areas or as visitor parking areas. Tenant shall not park any vehicles in the Building parking areas other than automobiles, motorcycles, motor-driven or nonmotor-driven bicycles or four-wheeled trucks.

28. Tenant and Tenant's delivery personnel shall utilize loading zones and delivery entrances for all deliveries. Any damage to the Building or Premises resulting from Tenant's deliveries shall be repaired at the sole cost and expense of the Tenant.


                              RULES AND REGULATIONS
                                    EXHIBIT D
                                     Page 2

29. Tenant and Tenant's delivery personnel shall not use in any space or in the common areas of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring vehicles of any other kind into the Building.

30. All moving of furniture or other equipment shall be done so as to have minimal impact on other tenants' and visitors' use of elevators, common areas, and parking facilities.

31. The Building is a nonsmoking building.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

33. These Rules and Regulations are in addition to and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional reasonable Rules and Regulations which are adopted.

35. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                              RULES AND REGULATIONS
                                    EXHIBIT D

                              LEASE AMENDMENT NO. 1

THIS LEASE AMENDMENT NO. 1 is made and entered into this 21st day of April 1998 by and between PACIFIC NW TITLE BUILDING, INC., A WASHINGTON CORPORATION ("Landlord"), and AMAZON.COM, INC., A DELAWARE CORPORATION ("Tenant").

RECITALS: Landlord and Tenant entered into a written Lease dated March 20, 1998 (the "Lease"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain Premises consisting of approximately 22,820 rentable square feet of space located on the third and fourth floors in the 215 Columbia Building, Seattle, Washington, designated as Suite 400. Landlord and Tenant desire to amend the Lease to increase the number of rentable square feet leased, to revise Tenant's Share, to adjust the Minimum Monthly Rent, and to add a provision allowing use of the Building lobby by Tenant.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

1. Section 1(c) is hereby deleted in its entirety and replaced with the following:

     "Premises" means that certain space outlined in red in Exhibit B and located on the basement level, mezzanine level, first, second, third, and fourth floors of the Building, designated as Suite 400.

2. The second sentence of Section 1(d) is hereby deleted in its entirety and replaced with the following:

     Landlord and Tenant stipulate and agree for all purposes under this Lease that the Building contains approximately 51,249 rentable square feet of space (the "Building Area"") and that the Premises contain approximately 40,384 rentable square feet of space (the "Premises Area").

3. The first paragraph is hereby deleted in its entirety and replaced with the following:

     "Tenant's Share" means the Premises Area divided by the Building Area, expressed as a percentage, which is seventy-eight and eighty one-hundredths percent (78.80%).

4. Section 1(i) is hereby deleted in its entirety and replaced with the following:

     "Minimum Monthly Rent" means Fifty-two Thousand Twenty-six and no/100ths Dollars ($52,026.00) per month.

5. Section 1(I) is hereby deleted in its entirety and replaced with the following:

     "Prepaid Rent" means Fifty-two Thousand Twenty-six and no/100ths Dollars ($52,026.00).

6. Section 1(m) is hereby deleted in its entirety and replaced with the following:

     "Security Deposit" means Fifty-two Thousand Twenty-six and no/100ths Dollars ($52,026.00).

7. The following paragraph is hereby added to the Lease as Section 46:

     46. USE OF BUILDING LOBBY/ENTRANCE AREA. Tenant shall have the right during the Term to use the lobby/entrance area (the "Lobby"), identified as "BC-3" and crosshatched in green in Exhibit B, located on the first floor of the Building as a reception area and for no other purpose without Landlord's prior written consent. All the terms and conditions of the Lease shall apply to Tenant's use of the Lobby, except rent shall not be charged for such use. Tenant acknowledges that the visual appearance of the Lobby is important to the overall image and value of the Building. Proper cleanliness and a professional appearance of the Lobby are each important considerations for granting this right. Tenant hereby agrees (i) to keep the Lobby in neat, clean, and good condition at all time during the Term; and (ii) that neither it nor its employees or invitees will interfere with the rights of other tenants of the Building nor create any undue disturbance that annoys or disturbs other tenants in the Building. Any furniture placed in the Lobby by Tenant shall be subject to Landlord's prior written approval, which approval may be withheld in Landlord's sole discretion. If during the Term hereof, Landlord, in Landlord's sole discretion, has reason to feel that the visual appearance of the Lobby does not meet reasonable standards and/or that other occupants of or visitors to the Building are being annoyed or disturbed by Tenant's conduct or that of its employees or invitees, Landlord may so notify Tenant in writing giving Landlord's specific objections concerning the visual appearance or disturbance. Tenant shall correct the unsatisfactory item or items called to its attention within twenty-four (24) hours. If Tenant fails to satisfy Landlord's concerns within said twenty-four (24) hour period, Landlord may exercise its remedies under this Lease.

8. Improvements. Tenant hereby accepts the Premises in "AS IS" condition. The provisions of the Work Letter (Exhibit C to the Lease) have been completed and shall no longer apply; Landlord shall not be required to make additional improvements to the Premises.

9. Agency Disclosure. Martin Smith Inc hereby discloses that it represents the Landlord and Washington Partners, Inc. represents the Tenant in this transaction.

Except as set forth in this Lease Amendment No. 1, all the provisions of the Lease shall remain unchanged and in full force and effect.

DATED the date first above written.


LANDLORD:                               TENANT:

Pacific Northwest Title Building        Amazon.com, Inc., a Delaware corporation
Company, Inc., a Washington
corporation

By  /s/ PETER MURPHY                    By    /s/ RICK DALZELL
    ---------------------------------         ----------------------------------
Its PRES. & GM                          Its   CIO/VP
    ---------------------------------         ----------------------------------

By                                      By
    ---------------------------------         ----------------------------------
Its                                     Its
    ---------------------------------         ----------------------------------

STATE OF  WASHINGTON  )
                      ) ss.
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that RICK DALZELL is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title) CIO/VP of (entity)
AMAZON.COM a DELAWARE CORP. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand seal this 24 day March 1998.

                                   /s/ LAURA LEE ELDER
                                   ---------------------------------------------
[SEAL]                                            Notary Public

                                   (Print Name) LAURA LEE ELDER
                                                --------------------------------
                                   Residing at  MOUNTLAKE TERRACE, WA
                                                --------------------------------
                                   My Commission Expires: 11-20-01
                                                          ----------------------


STATE OF  WASHINGTON  )
                      ) ss.
COUNTY OF KING        )

I certify that I know or have satisfactory evidence that PETER MURPHY is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title) VP OPERATIONS of (entity) PACIFIC NW TITLE BUILDING, INC., A WASHINGTON CORPORATION to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand seal this 29 day March 1998.

                                   /s/ VANESSA D. MORGAN
                                   ---------------------------------------------
[SEAL]                                            Notary Public

                                   (Print Name) VANESSA D. MORGAN
                                                --------------------------------
                                   Residing at  LYNNWOOD
                                                --------------------------------
                                   My Commission Expires: 7-29-99
                                                          ----------------------


STATE 0F _____________)
                      ) ss.
COUNTY OF ____________)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me, and said person acknowledged that he/she signed this Instrument, on oath stated that he/she was authorized to execute the instrument, and acknowledged it as the (title)____________________________ of (entity)______________________ , a
_____________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Witness my hand and official seal this    day               19__ .

                                   ---------------------------------------------
                                                  Notary Public

                                   (Print Name)
                                                --------------------------------
                                   Residing at
                                                --------------------------------
                                   My Commission Expires:
                                                          ----------------------

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                                   FLOOR PLAN
                                    EXHIBIT B

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                                   FLOOR PLAN
                                    EXHIBIT B

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                                   FLOOR PLAN
                                    EXHIBIT B

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                                   FLOOR PLAN
                                    EXHIBIT B

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                                   FLOOR PLAN
                                    EXHIBIT B

                                    EXHIBIT B
                                   FLOOR PLAN


                                    [DIAGRAM]


                                                              Initials: ________
                                                                        ________
                                                                        ________
                                                                        ________


                                   FLOOR PLAN
                                    EXHIBIT B